Proposed Financing

                                       of





                               THERMOGENESIS CORP.







     By reading the information contained within this document, the recipient agrees with ThermoGenesis Corp. (the "Company") and CDC Securities to maintain in confidence such information, together with any other non-public information regarding the Company obtained from the Company, CDC Securities or their agents during the course of the proposed financing. The Company and CDC Securities have caused these materials to be delivered to you in reliance upon such agreement and upon Rules promulgated under Regulation FD by the Securities and Exchange Commission.








     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED TO SALE, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT RELATING TO THE SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 PROMULGATED UNDER THE SECURITIES ACT OR (iii) AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT AN EXEMPTION FROM THE REGISTRATION REQUIRMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS IS AVAILABLE.

                                  CONFIDENTIAL

                         SUMMARY OF TERMS AND CONDITIONS

     This Confidential Summary of Terms and Conditions is not intended to be contractually binding, other than the section entitled "Confidential Information," and is subject in all respects (other than with respect to such section) to the execution of the Securities Purchase Agreement.

Issuer:                 ThermoGenesis  Corp.,   a   Delaware  corporation   (the
                        "Company").

Securities Offered:     (i)  Up  to between 5,228,758, assuming $1.53 per share,
                        and 5,382,292, assuming $1.67 per  share and 20% warrant
                        shares exercisable at $2.39 per share (the "Shares")  of
                        common  stock  at $1.67  per Share, par value $0.001 per
                        share, and  warrants  to  subscribe  for the  underlying
                        Shares of common stock (the "Warrants"),  or (ii) shares
                        at $1.53 per share and  no warrants  (jointly   referred
                        to as the "Offering").

                        The Offering, subject to authorization from the Board of Directors, will be completed on a best efforts basis and subject to adjustment by the Company, but not including the Shares which may be purchased by holders of the Company's Series A Preferred Stock pursuant to their participation rights.

Warrants:               Warrants, if applicable, will represent  a  subscription
                        for up to 20% of the Shares. The Warrants have an exercise price of $2.39 per Share and a three-year term.

Use of Proceeds to      For working capital and general corporate purposes.
Company:

Subscription Date and   The  Company   and   each   Investor   shall  execute  a
Closing Date:           Securities Purchase Agreement in substantially  the form
                        set forth herein.  The  date as of which the Company has
                        executed the  final Securities  Purchase Agreements with
                        Investors and has notified the placement  agent for this
                        Offering in writing that  it  is  no  longer   accepting
                        Securities   Purchase   Agreements  from  Investors   is
                        sometimes referred to herein as the "Subscription Date."
                        The closing of the Offering shall occur continuously  as
                        subscriptions   and   proceeds   are    received,    and
                        certificates representing the Shares shall be issued to the Investors and funds paid to the Company therefore.
                        A final closing shall occur on March 21, 2003, unless extended by the Company in its sole discretion to a date no later than March 31, 2003 (the "Closing Date").

Investor                Each  Investor  must  be  an  "accredited  investor"  as
Qualifications:         defined in Regulation D of the  Securities  Act of 1933,
                        as amended (the  "Securities  Act"), and must  represent
                        and  warrant  to  the  Company  that it is acquiring the
                        Shares  for  investment  with  no  present  intention of
                        distributing any of the Shares.  The Securities Purchase
                        Agreement contains other appropriate representations and
                        warranties of the Investor to the Company.  The  Company
                        will  use  the  answers  information  provided  by  each
                        Investor  as  part of its own  procedures to confirm the
                        accuracy of the  statements  as to such Investor  in the
                        Registration Statement, including the information in the
                        sections to be entitled "Selling Stockholders" and "Plan
                        of Distribution."   The  Investors   might   be   deemed
                        "underwriters" as that term is defined in the Securities

                        Act. Underwriters have statutory responsibilities as to the accuracy of any Registration Statement used by them.

Registration of the     The  Company  will  use  its  best  efforts,  subject to
Offering:               receipt of necessary information  from the Investors, to
                        cause a Registration Statement on Form  S-3 relating  to
                        the resale of the  Shares  by the  Investors to be filed
                        with the Securities and  Exchange  Commission  within 30
                        days following the Subscription Date and  to cause  such
                        Registration  Statement  to  become  effective within 90
                        days  after  it  is  filed.  Subject to certain blackout
                        periods, the Company is  obligated to use best  efforts,
                        with respect to each Investor's   Shares   purchased  in
                        the Offering, to maintain the Registration   Statement's
                        effectiveness until the earlier of (i) two  years  after
                        the closing of the Offering,  (ii) the date on which the
                        Investor may sell all  Shares  then held by the Investor
                        without  restriction  by  the volume limitations of Rule
                        144(e) of the Securities Act, or  (iii) such time as all
                        Shares  purchased by such Investor in the Offering  have
                        been  sold   pursuant  to  a   registration   statement.

 Limitations on Sales   To  resell  Shares  and  Shares  underlying the Warrants
 Pursuant to            pursuant to the  Registration  Statement,  the  Investor
 Registration           will be required  to:
 Statement:
                        (a)  Deliver, prior  to  selling  any  Shares, a current
                             prospectus of the Company to the transferee (or arrange for delivery to the transferee's broker). Upon receipt of a written request therefore, the Company has agreed to provide an adequate number of current prospectuses to each Investor and to supply copies to any other parties requiring such prospectuses. In certain circumstances, the Company may suspend the effectiveness of the Registration Statement for certain periods of time during which the Investors will not be able to resell their Shares. In the event of such a suspension, the Company will notify each Investor in writing and,
                             subject  to  certain  conditions,  will  use   best
                             efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable within 20 business days after such suspension begins, and will promptly deliver a revised prospectus, if applicable, for each Investor's use.

                        (b) Deliver the stock certificate along with the Certificate of Subsequent Sale in the form attached to the Securities Purchase Agreement to the Company and its transfer agent so that the Shares may be properly transferred.

Securities              Certificates  evidencing  the  Shares and Warrants which
Certificates:           are delivered to each Investor within three days of each
                        closing, and following the Subscription Date will bear a
                        restrictive  legend  stating  that  such securities have
                        been  sold pursuant to the Securities Purchase Agreement
                        and  that  the  shares  may  not  be  resold  except  as
                        permitted  under   the  Securities  Act  pursuant  to  a
                        Registration Statement that has been declared  effective
                        or an exemption therefrom,  and may be resold subject to
                        certain limitations and procedures   agreed  to  in  the
                        Securities Purchase Agreement.

Indemnification:        By  executing  the  Securities Purchase  Agreement, each
                        Investor will agree to indemnify the Company against certain liabilities.

Risk Factors:           The securities  offered  hereby involve a high degree of
                        risk. See the disclosure relating to the risks affecting the Company set forth in the documents filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

Nasdaq  SmallCap        KOOL
Market ("Nasdaq")
Symbol:

Confidential            The recipient of this Confidential Summary of Terms  and
Information:            Conditions and the materials attached hereto agrees with
                        the Company and CDC Securities to maintain in confidence
                        this disclosed information, together with any other non-
                        public  information  regarding the Company obtained from
                        the Company  and  CDC Securities, or their agents during
                        the course of the proposed  Offering.  The  Company  and
                        CDC  Securities  have  caused  these  materials  to   be
                        delivered to you in reliance upon such agreement and upon Rules promulgated by the Securities and Exchange
                        Commission  pursuant to Regulation FD.

Transfer  Agent:        Computershare Trust Company, Inc.,  350  Indiana Street,
                        Suite 800, Golden, CO  80401, tel. (303) 262-0600.

Placement Agent:        The  Company  has  engaged  CDC  Securities  to  act  as
                        placement agent in connection with the Offering. The placement agent will receive from the Company a 7% fee based on the gross proceeds from the sale of the Shares.

                         INSTRUCTION SHEET FOR INVESTOR

    (to be read in conjunction with the entire Securities Purchase Agreement)

A.   Complete the following items in the Securities Purchase Agreement:

     1. Provide the information regarding the Investor requested on the signature page. Please submit a separate Securities Purchase Agreement for each individual fund/entity that will hold the Shares. The Securities Purchase Agreement must be executed by an individual authorized to bind the Investor.

     2. Return the signed Securities Purchase Agreement to:

                            Bartel Eng & Schroder
                            300 Capitol Mall, Suite 1100
                            Sacramento, CA  95814
                            Attn:  David C. Adams, Esq.
                            Phone:  (916) 442-0400
                            Fax:  (916) 442-3442

     An executed original Securities Purchase Agreement or a fax thereof must be received by 2:00 p.m. Pacific Daylight Time on a date to be determined and distributed to the Investor.

B. Instructions regarding the transfer of funds for the purchase of Shares and Warrants will be faxed to the Investor by the Company at a later date.

C. To resell the Shares and Warrants after the Registration Statement covering the Offering is effective:

     1.  Provided that a Suspension of the  Registration  Statement  pursuant to
Section 6.2(c) of the Securities Purchase Agreement is not then in effect pursuant to the terms of the Securities Purchase Agreement, the Investor may sell Shares or Warrants under the Registration Statement, subject to the notification provisions in the Securities Purchase Agreement, provided that it arranges for delivery of a current Prospectus to the transferee. Upon receipt of a request therefore, the Company has agreed to provide an adequate number of current Prospectuses to each investor and to supply copies to any other parties requiring such Prospectuses.

     2. The Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale in the form attached as Exhibit A to the Securities Purchase Agreement, so that the Shares and Warrants may be properly transferred.

                                                                 Alternative (i)
                          SECURITIES PURCHASE AGREEMENT

ThermoGenesis Corp.
3146 Gold Camp Drive
Rancho Cordova, CA  95670

Ladies & Gentlemen:

     The  undersigned,  ______________________________(the  "Investor"),  hereby confirms its agreement with you as follows:

1. This Securities Purchase Agreement (the "Agreement") is made as of March __, 2003 between ThermoGenesis Corp., a Delaware corporation (the "Company"), and the Investor.

2. The Company has authorized the sale and issuance of up to ______ shares (the "Shares") of common stock of the Company, $0.001 par value per share (the "Common Stock) to certain investors in a private placement (not including the Shares which may be purchased by holders of the Company's Series A Preferred Stock pursuant to their rights of participation) (the "Offering").

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor ________ Shares, for a purchase price of $1.53 per share, for an aggregate purchase price of $____________, pursuant to the Terms and Conditions for Purchase of Shares and Warrants attached hereto as Annex I and incorporated herein by reference as if fully set forth herein (the "Terms and Conditions"). Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member as of the date hereof. Exceptions:

--------------------------------------------------------------------------------
          (If no exceptions, write "none." If left blank, response will be deemed to be "none.")

     Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. By executing this Agreement, you acknowledge that the Company may use the information in paragraph 4 above and the name and address information below in preparation of the Registration Statement (as defined in Annex 1).

AGREED AND ACCEPTED:                 Investor:
-------------------                           ----------------------------------
THERMOGENESIS CORP.
                                     By:
                                        ----------------------------------------
-----------------------------
By:                                  Print Name:
                                                --------------------------------
Title:
                                           -------------------------------------

                                     Address:
                                             -----------------------------------

                                             -----------------------------------

                                     Tax ID No.:
                                                --------------------------------

                                     Contact name:
                                                  ------------------------------

                                     Telephone:
                                               ---------------------------------

                                                                Alternative (ii)
                          SECURITIES PURCHASE AGREEMENT

ThermoGenesis Corp.
3146 Gold Camp Drive
Rancho Cordova, CA  95670

Ladies & Gentlemen:

     The  undersigned,  ______________________________(the  "Investor"),  hereby confirms its agreement with you as follows:

1. This Securities Purchase Agreement (the "Agreement") is made as of March __, 2003 between ThermoGenesis Corp., a Delaware corporation (the "Company"), and the Investor.

2. The Company has authorized the sale and issuance of up to between 5,228,758, assuming $1.53 per share, and 5,382,292, assuming $1.67 per share and 20% warrant shares exercisable at $2.39 per share (the "Shares") of common stock of the Company, $0.001 par value per share (the "Common Stock") and, if applicable, warrants to subscribe for the underlying Shares of common stock (the
"Warrants"), to certain investors in a private placement (not including the Shares which may be purchased by holders of the Company's Series A Preferred Stock pursuant to their rights of participation) (the "Offering").

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor _________ Shares, for a purchase price of $1.67 per share, and Warrants to subscribe for up to ___________ shares of common stock (the "Warrants"), for an aggregate purchase price of $_______________, pursuant to the Terms and Conditions for Purchase of Shares and Warrants attached hereto as Annex I and incorporated herein by reference as if fully set forth herein (the "Terms and Conditions"). Unless otherwise requested by the Investor, certificates representing the Shares and Warrants purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member as of the date hereof. Exceptions:
--------------------------------------------------------------------------------
         (If no exceptions, write "none." If left blank, response will be deemed to be "none.")

     Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. By executing this Agreement, you acknowledge that the Company may use the information in paragraph 4 above and the name and address information below in preparation of the Registration Statement (as defined in Annex 1).

AGREED AND ACCEPTED:           Investor:
-------------------                     ----------------------------------------
THERMOGENESIS CORP.
                               By:
                                  ----------------------------------------------

By:                            Print Name:
                                          --------------------------------------
Title:
                               Title:
                                     -------------------------------------------

                               Address:
                                       -----------------------------------------

                                       -----------------------------------------

                               Tax ID No.:
                                          --------------------------------------

                               Contact name:
                                            ------------------------------------

                               Telephone:
                                         ---------------------------------------

                                     ANNEX I

    TERMS AND CONDITIONS FOR PURCHASE OF SHARES (AND WARRANTS IF APPLICABLE)


     1. Authorization and Sale of the Shares. Subject to these Terms and Conditions, the Company has authorized the sale of up to between 5,228,758, assuming $1.53 per share, and 5,382,292, assuming $1.67 per share and 20% warrant shares exercisable at $2.39 per Share and Warrants to subscribe for the Shares. The Company reserves the right to increase or decrease this number.

     2.  Agreement  to  Sell  and Purchase the Shares and Warrants; Subscription
Date.

          2.1 At each Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares, and Warrants, if applicable, set forth in Section 3 of the Securities Purchase Agreement to which these Terms and Conditions are attached at the purchase price set forth thereon.

          2.2 The Company may enter into the same form of Securities Purchase Agreement, including these Terms and Conditions, with certain other investors (the "Other Investors") and expects to complete sales of Shares, and Warrants, if applicable, to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and the Securities Purchase Agreement to which these Terms and Conditions are attached and the
Securities Purchase Agreements (including attached Terms and Conditions) executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements.") The Company may accept executed Agreements from Investors for the purchase of Shares (and Warrants) commencing March 1, and concluding upon the date (the "Subscription Date") on which the Company has (i) executed the final Agreements with Investors and (ii) notified CDC Securities, in its capacity as placement agent for this transaction, in writing that it is no longer accepting additional Agreements from Investors for the purchase of Shares and Warrants. The Company may not enter into any Agreements after the Subscription Date, except with respect to participation rights held by Series A Preferred Stock Holders.

     3. Delivery of the Shares and Warrants at Closing. The completion of the purchase and sale of the Shares and Warrants (the "Closing") shall occur at the offices of the Company's counsel upon receipt of cleared funds and fully executed documents for the purchase of the Shares and Warrants on each date set by the Company, provided that a final closing shall occur no later than March 21, 2003, which may be extended by the Company to a date no later than March 31, 2003 ("the "Final Closing Date"). Within three (3) days after each Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares (and Warrants if applicable) set forth in
Section 3 of the Securities Purchase Agreement, each such certificate to be registered in the name of the Investor.

     The Company's obligation to issue the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares and Warrants being purchased hereunder as set forth in Section 3 of the Securities Purchase Agreement; and (b) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

     The Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the Investor:
(a) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects and (b) the Investor shall have received such documents as such Investor shall reasonably have requested, including, a standard opinion of Company Counsel as to the matters set forth in Section 4.2 and as to exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), of the sale of the Shares and Warrants.

     In the event any holders of the Company's Series A Preferred Stock ("Series A Holders") elect to exercise their right to participate in this financing, the Company will hold an additional closing within thirty (30) days after the initiation of this offering (an "Additional Closing "), without obtaining the signature, consent or permission of any of the Investors, to sell additional Shares to such Series A Holders. The Shares shall be sold pursuant to the same form as this Agreement. Any Series A Holder purchasing Share under this

Agreement shall by deemed a "Investor" under this Agreement to the same extent as if they had been an Investor at the Closing.


     4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

          4.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its most recent report on Form 10-K (the "Exchange Act Documents") and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties or operations of the Company, considered as one enterprise (a "Material Adverse Effect"), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

          4.2 Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Shares (and the Shares underlying the Warrants, to the extent applicable) being purchased by the Investor hereunder will, upon issuance and payment therefore pursuant to the terms hereof, be duly authorized, validly issued, fully-paid and nonassessable.

          4.3 Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Shares and Warrants under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the
Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the material property or assets of the Company or any Subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Agreements and the valid issuance and sale of the Shares and Warrants to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

          4.4 Capitalization. As of December 31, 2002, the Company has not issued any capital stock since that date other than pursuant to (i) employee benefit plans disclosed in the Exchange Act Documents, or (ii) outstanding warrants, options or other securities disclosed in the Exchange Act Documents, except as listed on Schedule 4.4. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Exchange Act Documents, there are no other outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, except as set forth in Exchange Act Documents, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Shares and Warrants or the issuance and sale thereof, except Series A participation rights. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares (and Warrants if applicable). The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the Exchange Act Documents. Except as disclosed in the Exchange Act Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

          4.5 Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company is or may be a party or of which the business or property of the Company or any Subsidiary is subject that is not disclosed in the Exchange Act Documents.

          4.6 No Violations. The Company is not in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties of the Company are bound, which would be reasonably likely to have a Material Adverse Effect.

          4.7 Governmental Permits, Etc. With the exception of the matters which are dealt with separately in Section 4.1, 4.12, 4.13, and 4.14, each of the Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company as currently conducted and as described in the Exchange Act Documents except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

          4.8 Intellectual Property. Except as specifically disclosed under "Risk Factors" in the Exchange Act Documents (i) the Company owns or possesses sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") described or referred to in the Exchange Act Documents as owned or possessed by it or that are necessary for the conduct of its business as now conducted or as proposed to be conducted as described in the Exchange Act Documents except where the failure to currently own or possess would not have a Material Adverse Effect, (ii) the Company is not infringing, or has not received any notice of, or has any knowledge of, any asserted infringement by the Company of, any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect and (iii) the Company has not received any notice of, or has any knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company that, individually or in the aggregate, would have a Material Adverse Effect.

          4.9 Financial Statements. The financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified consistent with the books and records of the Company except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which are not expected to be material in amount. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be included in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act and except as disclosed in the Exchange Act Documents. The other financial information contained in the Exchange Act Documents has been prepared on a basis consistent with the financial statements of the Company.

          4.10 No Material Adverse Change. Except as disclosed in the Exchange Act Documents, since December 31, 2002, there has not been (i) any material adverse change in the financial condition or earnings of the Company considered as one enterprise, (ii) any material adverse event affecting the Company, (iii) any obligation, direct or contingent, that is material to the Company considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (v) any loss or damage (whether or not insured) to the physical property of the Company which has been sustained which has a Material Adverse Effect.

          4.11 NASDAQ Compliance. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. Small Cap Market (the "Nasdaq Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq Market, nor has the Company received any notification that the Securities and Exchange Commission (the "SEC") or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or listing.

          4.12 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. The following documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading:

               (a) Form 10-K for the year ended July 31, 2002, Form 10-Q for the quarters ended September 30, 2002 and December 31, 2002, Proxy Statement for the meeting held on January 30, 2003, and

               (b) All other documents, if any, filed by the Company with the SEC since June 20, 2002 pursuant to the reporting requirements of the Exchange Act.

          4.13 Listing. The Company shall comply with all requirements of the National Association of Securities Dealers, Inc. with respect to the issuance of the Shares and the listing thereof on the Nasdaq Market.

          4.14 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares and Warrants.

          4.15 Company not an "Investment Company". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and immediately after receipt of payment for the Shares and Warrants will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

     5.   Representations, Warranties and Covenants of the Investor.

          5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares (and Warrants if applicable), including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares and Warrants; (ii) the Investor is acquiring the number of Shares and Warrants set forth in Section 3 of the Securities Purchase Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares and Warrants or any arrangement or understanding with any other persons regarding the distribution of such Shares and Warrants; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares and Warrants except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) all of the representations made by the Investor are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Shares and Warrants or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares and Warrants set forth in Section 3 of the Securities Purchase Agreement, relied only upon the Exchange Act Documents and the representations and warranties of the Company contained herein. The Investor understands that its acquisition of the Shares and Warrants has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the Investor.

          5.2 The Investor acknowledges that it has been provided with a copy of the Exchange Act Documents and has carefully reviewed the same. The Investor further acknowledges that the Company has made available to it the opportunity to ask questions of and receive answers from the Company's officers and directors concerning the terms and conditions of this Agreement and the business and financial condition of the Company, and the Investor has received to its satisfaction, such information about the business and financial condition of the Company and the terms and conditions of the Agreement as it has requested. The Investor has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are speculative investments, which involve a high degree of risk of loss of the Investor's entire investment. Among others, the undersigned has carefully considered each of the risks identified under the caption "Risk Factors" in the Exchange Act Documents.

          5.3 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares and Warrants, or possession or distribution of offering materials in connection with the issue of the Shares and Warrants, in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares and Warrants or has in its possession or distributes any offering material, in all cases at its own expense.

          5.4 The Investor hereby covenants with the Company not to make any sale of the Shares and Warrants without complying with the provisions of this Agreement and without causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Investor acknowledges that the certificates evidencing the Shares and Warrants will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the Prospectus forming a part of the Registration Statement, as set forth in Section 6.2(c). The undersigned is aware that, in such event, the Securities will not be subject to ready liquidation, and that any Securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the Investor to investments, which are not readily marketable, is not excessive in view of the Investor's net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The Investor is able to bear the economic risk of an investment in the Securities.

          5.5 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

          5.6 Investor will not use any of the restricted Shares and Warrants acquired pursuant to this Agreement to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws.

          5.7 The Investor understands that nothing in the Exchange Act Documents, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares and Warrants constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors, as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares and Warrants.

     6. Registration of the Shares and Warrants; Compliance with the Securities Act.

          6.1  Registration  Procedures  and Other  Matters.  The Company shall:

               (a) subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, prepare and file with the SEC, within 30 days after the Closing Date, a registration statement on Form S-3 (the "Registration Statement") to enable the resale of the Shares and Warrants by the Investors from time to time through the automated quotation system of the Nasdaq Market or in privately-negotiated transactions;

               (b) use its best efforts, subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, to cause the Registration Statement to become effective within 90 days after the Registration Statement is filed by the Company such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC in such 30-day period any financial statements that are required to be filed prior to the effectiveness of such Registration Statement;

               (c) use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to each Investor's Shares and Warrants purchased hereunder, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Shares and Warrants then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (iii) such time as all Shares and Warrants purchased by such Investor in this Offering have been sold pursuant to a registration statement or exemption from registration;

               (d) furnish to the Investor with respect to the Shares and Warrants registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares and Warrants by the Investor; provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

               (e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor and use its best efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 6.1(c); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

               (f) bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 6.1 and the registration of the Shares and Warrants pursuant to the Registration Statement; and

               (g) advise the Investor, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

     Notwithstanding anything to the contrary herein, the Registration Statement shall cover only the Shares and Warrants. In no event at any time before the

Registration Statement becomes effective with respect to the Shares and Warrants shall the Company publicly announce or file any other registration statement, other than registrations on Form S-8, without the prior written consent of a majority in interest of the Investors.

     The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder; provided, however that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (i) the 90th day after such SEC notification, or (ii) 120 days after the initial filing of the Registration Statement with the SEC.

          6.2 Transfer of Shares and Warrants  after  Registration;  Suspension.

                    (a) The Investor agrees that it will not effect any disposition of the Shares and Warrants or its right to purchase the Shares and Warrants that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 6.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

                    (b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares and Warrants being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 6.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 6.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 6.2(b)(i) hereof when the amendment has become effective).

                    (c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;
(iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares and Warrants for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares and Warrants pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within 20 business days after the delivery of a Suspension Notice to the Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 6.2(c).

                    (d) Notwithstanding the foregoing paragraphs of this Section 6.2, the Investor shall not be prohibited from selling Shares or Warrant shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 30 days each in any twelve month period, unless, in the good faith judgment of the Company's Board of Directors, upon the written opinion of counsel of counsel, the sale of Shares or Warrant shares under the Registration Statement in reliance on this paragraph 6.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in liability to the Company.

                    (e) Provided that a Suspension is not then in effect, the Investor may sell Shares or Warrant shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares and Warrants. Upon receipt of a request therefore, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

                    (f) In the event of a sale of Shares and Warrants by the Investor pursuant to the Registration Statement, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Shares and Warrants may be properly transferred.

          6.3   Indemnification.   For  the   purpose  of  this   Section   6.3:

          (i) the term "Selling Stockholder" shall include the Investor and any affiliate of such Investor;

          (ii) the term "Registration Statement" shall include the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 6.1; and

          (iii) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    (a) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any breach of the representations or warranties of the Company contained herein or failure to comply with the covenants and agreements of the Company contained herein, (ii) any untrue statement of a material fact contained in the Registration Statement as amended at the time of effectiveness or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement as amended at the time of effectiveness, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Section 6.2 hereof respecting sale of the Shares and Warrants or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder. The Company shall reimburse each Selling Stockholder for the amounts provided for herein on demand as such expenses are incurred.

                    (b) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the
Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 6.2 hereof respecting sale of the Shares and Warrants, or
(ii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that the Investor's obligation to indemnify the Company shall be limited to the net amount received by the Investor from the sale of the Shares and Warrants.

                    (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 6.3 (except to the extent that such omission materially and adversely affects the indemnifying person's ability to defend such action) or from any liability otherwise than under this Section 6.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                    (d) If the indemnification provided for in this Section 6.3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, as well as any other Selling Stockholders under such registration statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor or other Selling Stockholder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and other Selling Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Shares and Warrants to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor's obligations in this subsection to contribute shall be in proportion to its Investor sale of Shares and Warrants to which such loss relates and shall not be joint with any other Investors.

                    (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 6.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 6.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 6.3 and further agree not to attempt to assert any such defense.

          6.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 4 or this Section 5 upon the transferability of the Shares and Warrants shall cease and terminate as to any particular number of the Shares and Warrants when such Shares and Warrants shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares and Warrants or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

          6.5 Information Available.

                    (a) A copy of the Company Annual Report on Form 10-K (iii) its Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Proxy Statements are available on the SEC's website at www.sec.gov; and

                    (b) Upon the request of the Investor, the Company will mail a copy of the filings listing in Section 6.5(a) with exhibits with the SEC and all other information that is made available to stockholders to the Investor; and

                    (c) Upon the reasonable request of the Investor, the company will mail the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses.

     7. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

                  (a)   if to the Company, to:

                        ThermoGenesis Corp.
                        3146 Gold Camp Drive
                        Rancho Cordova, CA  95670
                        Attn:  Renee Ruecker, CFO
                        Tel:  (916) 858-5100

                   (b)  with a copy to:

                        Bartel Eng & Schroder
                        300 Capitol Mall, Suite 1100
                        Sacramento, CA  95814
                        Attn:  David C. Adams, Esq.
                        Tel:  (916) 442-0400

                   (c) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

     8. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

     9. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

    10. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

    11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law.

    12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

    13. Rule 144. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Shares and Warrants purchased hereunder made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell Shares and Warrants purchased hereunder without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

    14. Confidential Information. The Investor represents to the Company that, at all times during the Company's offering of the Shares and Warrants, the Investor has maintained in confidence all non-public information regarding the Company received by the Investor from the Company or its agents, and covenants that it will continue to maintain in confidence such information and shall not use such information for any purpose other than to evaluate the purchase of the Shares and Warrants until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process), provided, however, that before making any use or disclosure in reliance on this subparagraph (b) the Investor shall give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished.

                                                                       Exhibit A

                         CERTIFICATE OF SUBSEQUENT SALE

Attn: Legal Department
Computershare Trust Company, Inc.
Post Office Box 1596
Denver, Colorado 80201-1596

               RE: Sale of Shares and Warrants to subscribe for Share of Common Stock of ThermoGenesis (the "Company") pursuant to the Company's Prospectus dated _____________, ____ (the "Prospectus")

Dear Sir/Madam:

     The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):
                                           -------------------------------------

Record Holder (e.g., if held in name of nominee):
                                                  ------------------------------

Restricted Stock Certificate No.(s):
                                     -------------------------------------------

Number of Shares Sold:
                       ---------------------------------------------------------

Date of Sale:
              ------------------------------------------------------------------

     In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

                                         Very truly yours,

Dated:                                   By:
       -----------------------              ------------------------------------

                                         Print Name:
                                                    ----------------------------

                                         Title:
                                               ---------------------------------


cc:  Renee Ruecker, CFO, ThermoGenesis Corp.